UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2014

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	1-6227	42-0823980
(State of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously reported, Lee Enterprises, Incorporated (the “Company”) and certain of its subsidiaries (each a “Company Party” and collectively the “Company Parties”) are parties to a Commitment Letter dated January 31, 2014, as amended by that certain Exclusivity Extension Letter dated as of February 27, 2014 (the “Commitment Letter”) with Mudrick Capital Management, LP, Cohanzick Management, LLC, CVC Credit Partners, Hawkeye Capital Management, LLC, Aristeia Capital, L.L.C. and Franklin Mutual Advisers, LLC (collectively, the “Commitment Lenders”) to effect a refinancing of the Company’s and its direct and indirect subsidiaries’ respective obligations under their Second Lien Loan Agreement, dated as of January 30, 2012 (as amended on May 1, 2013, the “Existing 2nd Lien Agreement” and the “Refinancing”), which has a $175,000,000 principal balance outstanding at January 31, 2014.

The Commitment Letter provides, among other matters, for a commitment period until March 31, 2014 to effect the Refinancing (the “Commitment Period End Date”) and an exclusivity period until March 31, 2014 (the “Exclusivity Period End Date”), during which the Company Parties and their advisors will not solicit or otherwise facilitate any offer or inquiry from any person (other than the Commitment Lenders) for the Refinancing, subject to a customary “fiduciary out,” for the Refinancing. The Commitment Letter is subject to customary covenants and qualifications.

On March 18, 2014, the Company Parties and the Commitment Lenders entered into an Amendment and Extension Letter (the “Letter Agreement”), which, among other matters, (a) extends the Commitment Period End Date to April 30, 2014; (b) extends the Exclusivity Period End Date to April 30, 2014 (subject to the Company Parties’ fiduciary out); (c) provides the Commitment Lenders’ agreements, subject to certain exceptions, of drafts of the Refinancing closing documents and drafts of the description of the terms and conditions of the proposed Secured Senior Notes, described in Item 8.01 below, and final documentation related thereto; and (d) provides for the obligation of the Company to pay each Commitment Lender its pro rata share of an amount equal to $6,000,000 (“Alternate Transaction Fee”), subject to certain qualifications, if any Company Party closes any transaction that has the effect of the Refinancing of the Existing 2nd Lien Agreement within one (1) year of March 18, 2014 with a party other than the Commitment Lenders. The Company Parties’ fiduciary out will not limit the Company Parties from their obligations to pay an Alternate Transaction Fee to the extent provided in the Letter Agreement.

The foregoing descriptions of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Commitment Letter, which is Exhibit A to Exhibit 10.1, do not purport to be complete and are qualified in their entirety by reference to the Letter Agreement and the Commitment Letter.

Item 7.01	Regulation FD Disclosure.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, certain of which has been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated in connection with the proposed Secured Senior Notes offering described in Item 8.01 below.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On March 18, 2014 the Company issued a news release announcing its intention to offer $400 million of Senior Secured Notes due 2022. The Company intends to use the net proceeds from the offering, together with borrowings under a planned $240 million first lien credit facility (including a planned $40 million revolving credit facility that is expected to be undrawn at closing) and a planned $200 million second lien facility, as well as cash on hand, to repay in full all amounts outstanding under, and terminate, its existing first and second lien credit facilities and for the payment of related fees and expenses.

A copy of the news release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This report contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are that the proposed notes offering, proposed first lien credit facility and proposed second lien credit facility described herein will not be consummated, or if consummated, the terms will differ substantially from those described herein, and the possibility that the previously disclosed warrants to be granted in conjunction with the proposed second lien credit facility will not be exercised, our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due.

Other risks and uncertainties include the impact and duration of continuing adverse conditions in certain aspects of the economy affecting our business, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimated”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this report. We do not undertake to publicly update or revise our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement between the Company and the Commitment Lenders

99.1	Disclosure regarding the Company in connection with the distribution of the Preliminary Offering Memorandum

99.2	News Release of the Company dated March 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: March 18, 2014	By:	/s/ Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement between the Company and the Commitment Lenders

99.1	Disclosure regarding the Company in connection with the distribution of the Preliminary Offering Memorandum

99.2	News Release of the Company dated March 18, 2014